EX-32.2
CERTIFICATION OF CFO UNDER SECTION 906

Exhibit 32.2 - Certifications

CERTIFICATION PURSUANT TO  18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of General Steel Holdings, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2006 as filed with the Commission on May 15, 2006 (the "Report"), I, John Chen, Director and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John Chen
John Chen Director and Chief Financial Officer
DATED: May 15, 2006